AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”) is entered into as of June 28, 2016, and is by and among Pioneer Financial Services, Inc., a Missouri corporation, Pioneer Funding, Inc., a Nevada corporation, PSLF, Inc., a Missouri corporation, Pioneer Services Sales Finance, Inc., a Nevada corporation, and Pioneer Military Insurance Company, a Nevada corporation, jointly and severally (individually and collectively, the “Company”), the Required Lenders, and The PrivateBank and Trust Company, as administrative agent for the Lenders.
Recitals

A.	Each Company, the Administrative Agent and Lenders are party to that certain Credit Agreement dated as of December 23, 2015 (as amended from time to time, the “Credit Agreement”).

B.	Each Company, the Required Lenders, and the Administrative Agent have agreed to the provisions set forth herein on the terms and conditions contained herein.
Agreement
Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, each Company, the Administrative Agent and the Required Lenders hereby agree as follows:
1.Definitions. All references to the “Agreement” or the “Credit Agreement” in the Credit Agreement and in this Agreement shall be deemed to be references to the Credit Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Credit Agreement.
2.    Effectiveness of Agreement. This Agreement shall become effective as of the date first written above, but only if the documents and agreements set forth on Exhibit A have been executed and delivered to the Administrative Agent by the parties thereto, and the Company has paid (A) a first amendment fee to each Lender who executes this Agreement and delivers its signature hereto to the Administrative Agent prior to 3:00 p.m. (Chicago, Illinois time) on date hereof, in an amount equal to ten basis points multiplied by each such Lender’s Commitment (collectively, the “First Amendment Fee”, and (B) the fee payable to the Administrative Agent set forth in the fee letter of even date herewith by and among the Company and the Administrative Agent (the “Administrative Agent Amendment Fee”). Once paid, the First Amendment Fee shall be deemed fully earned by each Lender entitled to receive such fee and shall be non-refundable under any circumstance, and once paid the Administrative Agent Amendment Fee shall be deemed fully earned by the Administrative Agent and shall be non-refundable under any circumstance. The Company hereby irrevocably authorizes and directs the Administrative Agent to make a Swing Line Loan in the aggregate amount of the First Amendment Fee and the Administrative Agent Amendment Fee.
3.    Amendments. The Credit Agreement is hereby amended as follows:
3.1.    Change of Control. Clause (i) of the definition of Change of Control in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:
“(i)    both Pamela Johnson and Timothy L. Stanley shall fail to continue to be employed by each of the Companies and active in the business affairs of each Company in the same capacities as they are employed on the First Amendment Date (or thereafter in capacities with greater responsibilities), provided, however, if the Required Lenders approve in writing any individual as a substitute for either of the foregoing individuals with the same capacity at the Companies then any such substitute person shall be deemed to replace the applicable forgoing individual;”

3.2.    First Amendment Date. A new definition of First Amendment Date is added in alphabetical order to Section 1.1 of the Credit Agreement as follows:
“First Amendment Date – means June 28, 2016.”
3.3.    LLR Advance Rate. The definition of LLR Advance Rate in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:
“LLR Advance Rate -- means, at any time, the lesser of (1) 85% and (2) the difference between (a) 100% and (b) 1.75 multiplied by the Loss to Liquidation Ratio as of the last day of the then most recently ended Fiscal Month.”
3.4.    Revolving Commitment. The first sentence of Section 2.1.1 of the Credit Agreement is deleted and replaced with the following:
“Each Lender with a Revolving Commitment severally, but not jointly, agrees to make loans on a revolving basis (“Revolving Loans”) from time to time until the Termination Date in such Lender’s Pro Rata Share of such aggregate amounts as the Company may request from all Lenders; provided that the Revolving Outstandings will not at any time exceed the Revolving Loan Availability (less the amount of any Swing Line Loans outstanding at such time) and the Company covenants and agrees that the Revolving Outstandings will not at any time exceed the Revolving Loan Availability (less the amount of any Swing Line Loans outstanding at such time).”
3.5.    Cash Collections. Section 11.13.3 of the Credit Agreement is deleted in its entirety and replaced with the following:
“11.13.3. Cash Collections. Not permit, as of the last day of any Computation Period, the average Cash Collection Percentage for all Fiscal Months during that Computation Period to be less than the applicable percentage set forth below:

Computation Period Ending	Cash Collection Percentage
Last day of each fiscal quarter ending on or before June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017	3.50%
Last day of each fiscal quarter ending on or before March 31, 2018, and each June 30, September 30, December 31 and March 31 thereafter	3.75%

“Cash Collection Percentage” means, the ratio, expressed as a percentage, with respect to a given Fiscal Month, of (a) cash principal payments received (net of refinanced amounts purchased by the Company) on Finance Receivables during that Fiscal Month, to (b) the Gross Finance Receivable Amount as of the first day of that Fiscal Month.”
3.6.    Schedule 9.8. The parties hereto acknowledge and agree that Holdings was inadvertently left off of Schedule 9.8 to the Credit Agreement. Schedule 9.8 to the Credit Agreement is hereby amended and restated by the Schedule 9.8 to the Credit Agreement attached hereto.
4.    Representations and Warranties of each Company. Each Company hereby jointly and severally represents and warrants to the Administrative Agent and the Lenders that (i) each Company’s execution of this Agreement has been duly authorized by all requisite action of each Company, (ii) no consents are necessary from any third parties for any Company’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Credit Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of each Company enforceable against each Company in accordance with their terms, except to the extent that the enforceability thereof against any Company may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors’ rights generally or by equity principles of general application, (iv) all of the representations and warranties contained in Section 9 of the Credit Agreement are true and correct in all material respects as of the date hereof (without duplication of materiality qualifiers in any such representations and warranties) and to the extent any representation and warranty is made as of an earlier date, such representation and warranty is true and correct in all material respects (without duplication of materiality qualifiers in any such representations and warranties) as of such earlier date, and (v) after giving effect to this Agreement, there is no Unmatured Event of Default or Event of Default.
5.    Customer Identification - USA PATRIOT Act Notice. The Administrative Agent and the Required Lenders hereby notify each Company and each other Loan Party that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), they are required to obtain, verify and record information that identifies each Company and each other Loan Party, which information includes the name and address of each Company and each other Loan Party and other information that will allow the Administrative Agent and each Lender to identify each Company and each other Loan Party in accordance with the Act.
6.    Reaffirmation. Each Company hereby jointly and severally represents, warrants, acknowledges and confirms that (i) except as specifically modified by the terms of this Agreement, the Credit Agreement and the other Loan Documents remain in full force and effect as amended by this Agreement, (ii) no Company has any defense to its obligations under the Credit Agreement and the other Loan Documents, and the Obligations are due and owing to the Administrative Agent and the Lenders without setoff or counterclaim, (iii) the Liens of the Administrative Agent (held for the ratable benefit of the Lenders) granted by each Company in favor of the Administrative Agent under the Loan Documents secure all the Obligations, are reaffirmed in all respects, continue in full force and effect, have the same priority as before this Agreement, and are not impaired or extinguished in any respect by this Agreement, and (iv) no Company has any claim against the Administrative Agent or any Lender arising from or in connection with the Credit Agreement or the other Loan Documents. Until the Obligations are paid in full in cash and all obligations and liabilities of each Company under this Agreement and the Loan Documents are performed and paid in full in cash, each Company agrees and covenants that they are respectively bound by the covenants and agreements set forth in the Credit Agreement, the other Loan Documents, and in this Agreement. Each Company hereby jointly and severally ratifies and confirms the Obligations. This Agreement does not create or constitute, and is not, a novation of the Credit Agreement and the other Loan Documents.
7.    Release. AS A MATERIAL PART OF THE CONSIDERATION FOR THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS ENTERING INTO THIS AGREEMENT, EACH COMPANY, FOR ITSELF AND ITS OFFICERS, DIRECTORS, MEMBERS, MANAGERS, EMPLOYEES AND AGENTS (COLLECTIVELY “RELEASOR”) HEREBY IRREVOCABLY FOREVER RELEASES, FOREVER WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH LENDER, THE ISSUING LENDER AND THE ADMINISTRATIVE AGENT’S, EACH LENDER’S AND THE ISSUING LENDER’S PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (HEREINAFTER ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “ADMINISTRATIVE AGENT AND LENDER GROUP”), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AGREEMENT, ARISING UNDER, ARISING IN CONNECTION WITH, ARISING FROM, OR RELATING TO, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER

ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED, WHICH RELEASOR MAY HAVE OR CLAIM TO, HAVE AGAINST ANY OF ADMINISTRATIVE AGENT AND LENDER GROUP AS OF THE DATE HEREOF.
8.    Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.
9.    Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.
10.    Fees and Expenses. Each Company shall promptly pay to the Administrative Agent all fees, expenses and other amounts owing to the Administrative Agent under the Credit Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable out-of-pocket fees, costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.
11.    Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile, PDF format or other electronic transmission, and such signatures shall be fully binding on the party sending the same.
12.    Incorporation by Reference. The Administrative Agent, the Required Lenders and each Company hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference. This Agreement is a Loan Document.
13.    Notice - Oral Commitments Not Enforceable. The following notice is given pursuant to Section 815 ILCS 160/1 et seq of the Illinois Revised Statutes. Nothing contained in the following notice shall be deemed to limit or modify the terms of this Agreement and the other Loan Documents:
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED AND THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS. TO PROTECT COMPANY AND EACH OTHER LOAN PARTY (COMPANY) AND THE ADMINISTRATIVE AGENT AND THE LENDERS (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS THE COMPANY AND THE ADMINISTRATIVE AGENT AND THE LENDERS REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
Each Company acknowledges that there are no other agreements between or among the Administrative Agent, Lenders, any Company and/or the Loan Parties, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.
14.    Notice-Insurance. UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH ANY OF YOUR ASSETS OR OPERATIONS. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL

OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.
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Signature Page to Amendment No. 1 to Credit Agreement
for Pioneer Financial Services, Inc. et. al.
IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.
PIONEER FINANCIAL SERVICES, INC.,
a Missouri corporation, as Borrowing Agent and as a Company
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

PIONEER FUNDING, INC., a Nevada corporation, as a Company
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

PSLF, INC., a Missouri corporation, as a Company
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

PIONEER SERVICES SALES FINANCE, INC.,
a Nevada corporation, as a Company
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

PIONEER MILITARY INSURANCE COMPANY,
a Nevada corporation, as a Company
By:    ________________________________
Name:    ________________________________
Title: ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for The PrivateBank and Trust Company

THE PRIVATEBANK AND TRUST COMPANY,
as Administrative Agent, as Issuing Lender and
as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for Arvest Bank

ARVEST BANK, as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for Bank Midwest, a Division of NBH Bank, N.A.

BANK MIDWEST, a division of NBH Bank, N.A., as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for Bank of Blue Valley

BANK OF BLUE VALLEY, as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for BancFirst

BANCFIRST, as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for Citizen Bank & Trust Company

CITIZENS BANK & TRUST COMPANY, as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for Enterprise Bank & Trust

ENTERPRISE BANK & TRUST, as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for First Citizens Bank, Inc.

FIRST CITIZENS BANK, INC., as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for Stifel Bank & Trust

STIFEL BANK & TRUST, as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Amendment No. 1 to Credit Agreement
for UMB Bank, N.A.

UMB BANK, N.A., as a Lender
By:    ________________________________
Name:    ________________________________
Title:    ________________________________